                                                                   Exhibit 10.38


                  THIRD AMENDMENT TO COMMERCIAL LOAN AGREEMENT

       THIS AMENDMENT ("Amendment") dated as of May 15, 2003, is entered into by and among NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP ("NCP-7"), and BANK OF AMERICA, N.A. as Agent ("Agent") and the Banks defined in that certain Commercial Loan Agreement dated December 1, 1997.

RECITALS

      A. The parties hereto have entered into that Commercial Loan Agreement dated December 1, 1997 as subsequently amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given in this Agreement.

      B. The parties hereto now desire to amend certain terms and conditions contained in the Credit Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

Section 1.01. Section 7.7(b) is hereby deleted in its entirety and replaced with the following:

Minimum Subscribers. NCP-7 shall maintain at least 21,900 subscribers.

Section 1.02. Effectiveness. This Amendment is effective as of March 31, 2003.

Section 1.03. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

Section 1.04. Ratification. Except as expressly modified by the foregoing, the terms and conditions of the Credit Agreement are hereby ratified and reaffirmed by the parties hereto and shall continue in full force and effect.

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWER:

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP, a Washington limited Partnership

By:  Northland Communications Corporation, Managing General Partner

By:  /s/ Gary S. Jones
----------------------
Title: President

BANKS:

BANK OF AMERICA, N.A.

By:  /s/ JANET SLEEPER
     -----------------
Title:  Vice President

BANK ONE NATIONAL ASSOCIATION

By: /s/ HENRY W. HOWE
Title: AVP

BANK OF MONTREAL, CHICAGO BRANCH

By: /s/ HEATHER TURF
    ----------------
Title:  Vice President



                     CONSENT OF NORTHLAND COMMUNICATIONS

The undersigned acknowledges receipt of a copy of the Third Amendment to that certain Commercial Loan Agreement dated December 1, 1997, between Northland Cable Properties Seven Limited Partnership and Bank of America, N.A., attached hereto, and consents to its contents.

Dated:  May 15, 2003

NORTHLAND COMMUNICATIONS CORPORATION, a Washington Corporation

By:  /s/ GARY S. JONES
     -----------------
Title:  President


AGENT:

BANK OF AMERICA, N.A.

By: /s/ KEN PURO
    -----------------
Title:  Vice President